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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Dated of earliest event reported):   April 30, 2003

                             Resource America, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                       0-4408                 72-0654145
(State of incorporation            (Commission             (I.R.S. Employer
   or organization)                File Number)           Identification No.)


             1845 Walnut Street, 10th Floor, Philadelphia, PA   19103
                (Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code:  (215) 546-5005


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Item 9.  Regulation FD Disclosure
         ------------------------

Alan D. Schreiber, M.D., resigned from the Company's Board of Directors on April 30, 2003. Dr. Schreiber commented, "It has been a privilege to serve on the Board of Resource America, and I wish the Company the best in the future."


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RESOURCE AMERICA, INC.

Date:  May 6, 2003                        By: Michael S. Yecies
                                              ------------------
                                          Michael S. Yecies
                                          Chief Legal Officer





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